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                                                                    EXHIBIT 23.3

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-33149 on Form S-8 of On Command Corporation of our report dated March 3, 2000 appearing in the Annual Report on Form 10-K of On Command Corporation for the year ended December 31, 1999.


DELOITTE & TOUCHE LLP

San Jose, California
March 24, 2000